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                             ECOSCIENCE CORPORATION

                                   EXHIBIT 23

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated September 3, 1997 included in this Form 10-K into EcoScience Corporation's previously filed Registration Statements File Numbers 33-55206, 33-83184, 33-31144 and 333-25341.

                                            ARTHUR ANDERSEN LLP

Roseland, New Jersey
September 29, 1997